                      MORGAN STANLEY FLEXIBLE INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2008 - OCTOBER 31, 2008

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- -------
    Israel       05/01/08    $99.831000      -        $1,000,000,000.00  210,000.00   0.02%      0.12%          Citi,       Lehman
Electric Corp.                                                                                                JPMorgan,    Brothers
   Ltd Note                                                                                                    Merrill
  7.250% due                                                                                                    Lynch
   1/15/2019                                                                                                   & Co.,
                                                                                                               Lehman
                                                                                                              Brothers,
                                                                                                               Morgan
                                                                                                               Stanley

   Directv       05/07/08     $100.00        -       $1,500,000,000.00    575,000     0.03%      0.12%         Banc of     JPMorgan
   Holdings                                                                                                  Securities   Securities
 LLC/Directv                                                                                                    LLC,
F Note 7.625%                                                                                                  Credit
due 5/15/2016                                                                                                  Suisse,
                                                                                                              JPMorgan
                                                                                                             Securities,
                                                                                                               Morgan
                                                                                                               Stanley

 HBOS PLC Note   05/15/08        -       $99.584000   $2,000,000,000.00   195,000     0.01%      0.11%        Goldman,      Goldman
  6.750% due                                                                                                Sachs & Co.,     Sachs
   5/21/2018                                                                                                   Morgan
                                                                                                              Stanley,
                                                                                                               Lehman
                                                                                                              Brothers

   National      05/28/08        -        $100.00       $1,000,000.00     500,000     0.05%      0.28%          Citi,      Citigroup
  Development                                                                                                  Morgan
   Co. 144A                                                                                                   Stanley,
  6.369% due                                                                                                     BB
   6/16/2018                                                                                                 Securities,
                                                                                                              Bradesco
                                                                                                                 BBI

  Time Warner    06/16/08        -        $99.917      $2,000,000,000     235,000     0.01%      0.10%         Banc of      Banc of
  Cable Inc.                                                                                                   America      America
  Note 6.750%                                                                                                Securities
 due 7/1/2018                                                                                                 LLC, BNP
                                                                                                              PARIBAS,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                                Citi,
                                                                                                                Daiwa
                                                                                                             Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                              Goldman,
                                                                                                                Sachs
                                                                                                               & Co.,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                                LLC.
                                                                                                             Mitsubishi,
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                                 UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                               Lehman
                                                                                                              Brothers,
                                                                                                              Blayleck
                                                                                                               Robert
                                                                                                                Van,
                                                                                                                LLC,
                                                                                                               Cabrera
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                                LLC,
                                                                                                                 The
                                                                                                              Williams
                                                                                                               Capital
                                                                                                             Group, L.P.

     Tyco        07/09/08        -        $99.970      $300,000,000.00    680,000     0.22%      0.41%        Goldman,        UBS
  Electronics                                                                                                   Sachs       Warburg
Group SA Noted                                                                                                 & Co.,
  5.950% due                                                                                                   Banc of
  01/15/2014                                                                                                   America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                                Citi,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             securities,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                 UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                                 BNP
                                                                                                              PARIBAS,
                                                                                                              JPMorgan,
                                                                                                               Lehman
                                                                                                              Brothers

 XM Satellite    07/24/08        -        $89.930      $778,500,000.00    140,000     0.01%      0.19%        JPMorgan,    JPMorgan
    Radio                                                                                                      Morgan     Securities
Holdings Inc.                                                                                                 Stanley,
 Note 13.000%                                                                                                    UBS
due 07/15/2018                                                                                               Investment
                                                                                                                Bank